SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

Current Report
Dated November 21, 2002

of

ARRIS GROUP, INC.

A Delaware Corporation
IRS Employer Identification No. 58-2588724
SEC File Number 001-16631

11450 Technology Circle
Duluth, Georgia 30097
(678) 473-2000

Item 5. Other Events and Required FD Disclosure.

     Arris Group, Inc. is filing this Current Report on Form 8-K to file under Item 5, the Sixth Amendment to Credit Agreement, the Limited Waiver to Credit Agreement, and the Seventh Amendment to Credit Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

10.1	Sixth Amendment to Credit Agreement, dated November 21, 2002
10.2	Limited Waiver to Credit Agreement, dated December 5, 2002
10.3	Seventh Amendment to Credit Agreement, dated January 2, 2003

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SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arris Group, Inc.

By:	/s/ Lawrence A. Margolis

Lawrence A. Margolis
Executive Vice President and
Chief Financial Officer

Dated: February 12, 2003

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